                                                                    EXHIBIT 99.3

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                 CASE NUMBER:  01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ NICHOLAS J. DAVISON
---------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                CASE NUMBER:  01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

22-May-02                          Summary Of Bank, Investment & Petty Cash Accounts                  Attachment 1
2:43 PM                                      Great AQ Steamboat, L.L.C.
Summary                                        Case No: 01-10960 (EIK)                                   UNAUDITED
Great AQ Steamboat, LLC                       For Month Of April, 2002


                                            Balances
                                ---------------------------------        Receipts &         Bank
                                  Opening              Closing           Disbursements      Statements          Account
Account                         As Of 4/01/02       As Of 4/30/02        Included           Included            Reconciled
-------                         -------------       -------------        -------------      -------------       ----------
American Queen Steamer           100,000.00            0.00               Yes               No - Not            Yes
Hibernia                                                                                    Concentration
Account # - 812-395-343                                                                     Account

American Queen                         0.00            0.00               No -              Not A Bank          No -
Petty Cash                                                                No Activity       Account             No Activity

22-May-02                                     Receipts & Disbursements                       Attachement 2-1
2:49 PM                                     Great AQ Steamboat, L.L.C.
R&D - Hibernia - AQ Steamer                   Case No: 01-10960 (EIK)                              UNAUDITED
                                                     Hibernia
                                           American Queen Steamer Account
                                              Account # - 812-395-343
                                              1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
                                    100,000.00

Receipts


                                   -----------
                                          0.00   Total Receipts

Disbursements

                                    (95,000.00)  To The Delta Queen Steamboat
                                                 Company - Hibernia - Payroll
                                                 Account (812-395-289)

                                     (5,000.00)  To The Delta Queen Steamboat
                                                 Company - Hibernia - DQ
                                                 Steamer (812-395-270)

                                   -----------
                                   (100,000.00)  Total Disbursements

Closing Balance - 30 Apr 02
                                          0.00

22-May-02                           Concentration & Investment Account Statements                  Attachment 3
2:45 PM                                     Great AQ Steamboat, L.L.C.
Summary                                      Case No: 01-10960 (EIK)
Great AQ Steamboat, LLC                      For Month Of April, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:32:00
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: APR-02

currency USD
Company=23 (AMERICAN QUEEN)


                                        PTD-Actual
                                        30-Apr-02
                                        ----------

Revenue
Gross Revenue                                0.00
Allowances                                   0.00
                                       ----------
Net Revenue                                  0.00

Operating Expenses
Air                                          0.00
Hotel                                        0.00
Commissions                                  0.00
Onboard Expenses                             0.00
Passenger Expenses                       1,721.63
Vessel Expenses                          2,375.00
Layup/Drydock Expense                        0.00
Vessel Insurance                        23,018.93
                                       ----------
Total Operating Expenses                27,115.56

                                       ----------
Gross Profit                           (27,115.56)

SG&A Expenses
Sales & Marketing                            0.00
Start-Up Costs                               0.00
                                       ----------
Total SG&A Expenses                          0.00

                                       ----------
EBITDA                                 (27,115.56)

Depreciation                                 0.00

                                       ----------
Operating Income                       (27,115.56)

Other Expense/(Income)
Interest Income                              0.00
Interest Expense                        21,296.70
Equity in Earnings for Sub                   0.00
Reorganization expenses                      0.00
                                       ----------
Total Other Expense/(Income)            21,296.70

                                       ----------
Net Pretax Income/(Loss)               (48,412.26)

Income Tax Expense                           0.00

                                       ----------
Net Income/(Loss)                      (48,412.26)
                                       ==========

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:32:53
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: APR-02

currency USD
Company=23 (AMERICAN QUEEN)


                                               YTD-Actual                YTD-Actual
                                               30-Apr-02                 22-Oct-01
                                             -------------             -------------

ASSETS

Cash and Equivalent                                   0.00                 27,915.55

Restricted Cash                                       0.00                      0.00

Accounts Receivable                              18,398.71                100,111.04

Inventories                                     376,419.95                436,746.94

Prepaid Expenses                                      0.00                  1,126.00

Other Current Assets                             70,835.23                189,129.97

Total Current Assets                            465,653.89                755,029.50


Fixed Assets                                 76,449,630.83             76,449,630.83

Accumulated Depreciation                    (23,703,366.77)           (23,703,366.77)

                                             -------------             -------------
Net Fixed Assets                             52,746,264.06             52,746,264.06


Net Goodwill                                          0.00                      0.00

Intercompany Due To/From                     11,711,916.18             11,900,053.46

Net Deferred Financing Fees                     545,501.41                561,110.86

Net Investment in Subsidiaries                        0.00                      0.00

                                             -------------             -------------
Total Other Assets                           12,257,417.59             12,461,164.32

                                             -------------             -------------
Total Assets                                 65,469,335.54             65,962,457.88
                                             =============             =============

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:32:53
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: APR-02

currency USD
Company=23 (AMERICAN QUEEN)


                                               YTD-Actual                YTD-Actual
                                               30-Apr-02                 22-Oct-01
                                             -------------             -------------

LIABILITIES

Accounts Payable                                  1,774.58                  5,469.58

Accrued Liabilities                             731,670.00                754,127.79

Deposits                                              0.00                     25.00
                                             -------------             -------------

Total Current Liabilities                       733,444.58                759,622.37


Long Term Debt                                        0.00                      0.00

Other Long Term Liabilities                           0.00                      0.00

                                             -------------             -------------
Total Liabilities                               733,444.58                759,622.37


Liabilities Subject to Compromise            48,582,746.01             48,583,115.71


OWNER'S EQUITY

Common Stock                                      1,000.00                  1,000.00

Add'l Paid In Capital                         4,060,000.00              4,060,000.00

Current Net Income (Loss)                      (282,506.35)              (493,470.71)

Retained Earnings                            12,374,651.30             13,052,190.51

                                             -------------             -------------
Total Owner's Equity                         16,153,144.95             16,619,719.80

                                             -------------             -------------
Total Liabilities & Equity                   65,469,335.54             65,962,457.88
                                             =============             =============

Great AQ Steamboat, LLC           ATTACHMENT 6                    01-10960 (JCA)
                    Summary List of Due To/Due From Accounts
                       For the Month Ended April 30, 2002


                                                              BEGINNING                                                ENDING
AFFILIATE NAME                            CASE NUMBER          BALANCE            DEBITS           CREDITS            BALANCE
American Classic Voyages Co.              01-10954          22,411,152.30          375.50          2,926.01        22,408,601.79
AMCV Cruise Operations, Inc.              01-10967         (22,832,677.07)         255.98         18,433.98       (22,850,855.07)
The Delta Queen Steamboat Co.             01-10970          16,990,941.83      101,817.11          7,693.66        17,085,065.28
DQSB II, Inc.                             01-10974                (919.60)              -                 -              (919.60)
Great Pacific NW Cruise Line, L.L.C.      01-10977               5,552.79               -                 -             5,552.79
Great River Cruise Line, L.L.C.           01-10963            (167,391.63)              -                 -          (167,391.63)
Great Ocean Cruise Line, L.L.C.           01-10959             (14,507.47)              -                 -           (14,507.47)
Cruise America Travel, Incorporated       01-10966          (3,165,198.27)              -                 -        (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C.       01-10964             144,264.37               -                 -           144,264.37
Cape Cod Light, L.L.C.                    01-10962            (500,000.00)              -                 -          (500,000.00)
Cape May Light, L.L.C.                    01-10961          (1,640,241.44)              -                 -        (1,640,241.44)
Project America, Inc.                     N/A                  (15,864.24)              -                 -           (15,864.24)
Oceanic Ship Co.                          N/A                   (7,408.30)              -                 -            (7,408.30)
Project America Ship I, Inc.              N/A                  459,787.19               -                 -           459,787.19
Great Hawaiian Properties Corporation     01-10971             (22,591.38)              -                 -           (22,591.38)
American Hawaii Properties Corporation    01-10976              (1,496.24)              -                 -            (1,496.24)
Great Independence Ship Co.               01-10969              (4,881.60)              -                 -            (4,881.60)
                                                         ------------------------------------------------------------------------
                                                            11,638,521.24      102,448.59         29,053.65        11,711,916.18
                                                         ========================================================================

GREAT AQ STEAMBOAT, L.L.C.                               CASE #: 01-10960 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                         0-30 DAYS         31-60 DAYS        61-90 DAYS         91+ DAYS           TOTAL

Paymentech Credit Card Processor                                                                       18398.71           18398.71
American Express Credit Card Processor                                                                                           0
Discover Credit Card Processor                                                                                                   0
Diners Credit Card Processor                                                                                                     0
Travel Agents                                                                                                                    0
Crew Member                                                                                                                      0

Total                                                   0                  0                 0         18398.71           18398.71


                                                                 ATTACHMENT # 7

                                 AMERICAN QUEEN
                               AP-STEAMER CHECKS
                              23-000-221300-00000

                                    APRIL-02

OUTSTANDING CHECKS:

         17707 Tashanda Morreno-Amber Hensley                   60.00
         17732 Peter Levaneur-Sally Ralicki                    100.00
         17768 Bryant Johnson-Kenshell Lang                     80.00
         17779 Mark King-Rosa Trumble                          170.00
         17820 Joe Willett-NARP                                 28.00
         17827 B. Grisham-AG Edwards                           100.00
         17828 Mark King                                       340.00
         17837 Daniel Smith-Anastastia Jones                    75.00
         17848 J. Hill-Neurosurgical Specialties               117.00
         17850 E. Newman- R. Ryan                              250.00
         17851 Louis Ford-SJ Beaulieau                         225.00
         17852 Jocelyn Beasley-Payoff Voucher                   95.47
         17853 Ben Vandeven                                     17.18
         17854 Matt Copeland                                    16.93
         17863 Julia Hill-Sears                                100.00

         Total per G/L:                                       1774.58
                                                              =======


                                 ATTACHMENT # 8

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                  CASE NUMBER: 01-10960 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO APRIL MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. An evaluation of fuel inventory pricing has been performed and carrying values have been adjusted accordingly. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the American Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.